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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                  MAY 28, 2003



                               GENZYME CORPORATION
             (Exact name of registrant as specified in its charter)




    MASSACHUSETTS                      0-14680                 06-1047163
(State or other jurisdiction of     (Commission              (IRS employer
incorporation or organization)       file number)       identification number)



               ONE KENDALL SQUARE, CAMBRIDGE, MASSACHUSETTS 02139
               (Address of Principal Executive Offices) (Zip Code)



               Registrant's telephone number, including area code:
                                 (617) 252-7500


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ITEM 5. OTHER EVENTS.

     On May 28, 2003, a lawsuit was filed in Massachusetts Superior Court on behalf of holders of Genzyme Biosurgery Division Common Stock related to the elimination of our tracking stock structure. We believe the case is without merit, and we intend to defend it vigorously.



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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  GENZYME CORPORATION


Dated: May 28, 2003               By: /S/ MICHAEL S. WYZGA
                                     ----------------------------------------
                                     Michael S. Wyzga
                                     Senior Vice President, Finance;
                                     Chief Financial Officer and
                                     Chief Accounting Officer